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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-85327, 333-89489, 333-54924, 333-56068,
333-63422, 333-69812 and 333-97227) and Form S-8 (No. 33-70100, 333-1438,
333-31417, 333-45799, 333-71641, 333-94619, 333-46002, 333-61166, 333-69822 and
333-89590) of Asyst Technologies, Inc. of our report dated April 29, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California

June 30, 2003